SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2002

HOTEL RESERVATIONS NETWORK, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-29575 (Commission File Number)	75-2817683 (IRS Employer Identification No.)

8140 Walnut Hill Lane, Suite 800, Dallas, TX (Address of principal executive offices)	75231 (Zip Code)

Registrant’s telephone number, including area code: (214) 361-7311

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.     Description of Exhibit

     99.1                 Press Release of Hotel Reservations Network, Inc. Dated April 23, 2002.

Item 9. Regulation FD Disclosure.

     On April 23, 2002, Hotel Reservations Network, Inc. issued a press release with respect to its results for the quarter ended March 31, 2002. The press release, which appears as Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOTEL RESERVATIONS NETWORK, INC.

By:	/s/ Gregory S. Porter Gregory S. Porter General Counsel and Secretary

Dated: April 23, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Hotel Reservations Network, Inc. Dated April 23, 2002